AMENDMENT NO. 2
                       Dated as of April 7, 1997
                                to
                RESTATED AND AMENDED CREDIT AGREEMENT
                     Dated as of May 27, 1996



     This Amendment No. 2 ("Amendment") dated as of April 7, 1997 is entered into between RHI Holdings, Inc., a Delaware corporation ("RHI") and Citicorp North America, Inc., as the sole "Senior Lender" (as defined in the Credit Agreement identified below) of RHI. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                    PRELIMINARY STATEMENT:

     RHI, Citicorp North America, Inc., as Senior Lender, and the
Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of May 27, 1996, as amended (the "Credit Agreement").

     RHI has requested an amendment to the Credit Agreement to extend the Commitment Period beyond May 26, 1998.

     Subject to the terms and conditions stated herein, RHI and the sole Senior Lender of RHI have agreed to amend the Credit Agreement as set forth in Section 1.

     SECTION 1. Amendment to the Credit Agreement. Effective as of April 7, 1997, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended to delete the definition of "Commitment Period" in ite entirety and substitute the follwoing therefor:

     "Commitment Period" shall mean the period during which the Senior Lenders have committed hereunder to make, subject to the terms and conditions contained herein, Loans and other extensions of credit provided for herein to the Borrower, which period shall commence on the Closing Date and end on August 12, 1998.

     SECTION 2. Condition Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of April 7, 1997 if, and only if, the Administrative Agent shall have received on or before April 7, 1997, an original copy of this Amendment executed by RHI and the sole Senior Lender.

     SECTION 3. Representations and Warranties. RHI hereby represents and warrants as follows:

     3.1 This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

     3.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

     3.3 Upon the effectiveness of this Amendment, RHI hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

     SECTION 4.  Reference to and Effect on the Credit Agreement.

     4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2 Except as specifically amended above or in the note modification agreement referenced in Section 3 above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


RHI HOLDINGS, INC.                  CITICORP NORTH AMERICA, INC.
By:  Karen L. Schneckenburger       By:  Timothy L. Freeman
     Treasurer                           Vice President